PENN SERIES FUNDS, INC.

Supplement dated March 5, 2019

to the Prospectus dated May 1, 2018,

as supplemented to date

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

SMID Cap Growth Fund

Effective immediately, Steven M. Barry has replaced Daniel Zimmerman as co-portfolio manager of the SMID Cap Growth Fund. Mr. Barry previously served as a portfolio manager for the Fund from 2016 to 2018. Ms. Katz will continue to serve as a portfolio manager for the Fund.

As a result of the foregoing, the information in the Prospectus under the heading “Portfolio Managers” in the SMID Cap Growth Fund’s “Fund Summary” section is replaced in its entirety by the following:

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Steven M. Barry, Chief Investment Officer — US Equity Team, Chief Investment Officer — Fundamental Equity, has served as portfolio manager of the Fund since February 2019.

Jessica Katz, Vice President, has served as a portfolio manager of the Fund since February 2019.

The seventh through tenth paragraphs of the Goldman Sachs Asset Management, L.P. description under the heading “Management — Sub-Advisers” of the Prospectus are hereby replaced in their entirety by the following:

Portfolio Managers Steven M. Barry and Jessica Katz oversee the portfolio construction, monitoring and investment research for the SMID Cap Growth Fund.

Steven M. Barry, Managing Director, is Chief Investment Officer of Fundamental Equity, responsible for the overall business management of the global Fundamental Equity franchise. He is also the Chief Investment Officer of the US Equity Team, where he is responsible for the portfolio management and investment research process of the firm’s US Equity strategies. Steve has 34 years of investment experience. He joined Goldman Sachs in 1999 as a Vice President and was named Managing Director in 2001 and Partner in 2004. Prior to joining the firm, Steve spent 11 years as a Vice President at Alliance Capital Management. He began his career as an Associate at E.F. Hutton. Steve earned a BA in Mathematics and Economics from Boston College in 1985. He serves as a member of the Board of Trustees of Boston College and as an advisory board member of Boston College’s Center for Asset Management.

Jessica Katz, Vice President, is a Portfolio Manager for the GSAM US Fundamental Equity Team. Jessica has primary research responsibilities for the Energy and Industrials sectors across the US Equity Strategies. Prior to joining Goldman Sachs Asset Management, Jessica spent over 7 years as a Research Analyst at Eaton Vance Management. Jessica began her investment career at Fidelity Investments, where she was an Industrials Specialist. Jessica has 13 years of investment experience. Jessica earned a BS in Mathematics and Computer Science from Salem State University in 2005.

This supplement supersedes the supplements dated August 1, 2018 and February 11, 2019 with respect to the SMID Cap Growth Fund. The changes described above will have no effect on the SMID Cap Growth Fund’s investment objectives or principal investment strategies and are not expected to affect the SMID Cap Growth Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM 8580    03/19

PENN SERIES FUNDS, INC.

Supplement dated March 5, 2019

to the Statement of Additional Information (“SAI”) dated May 1, 2018,

as supplemented to date

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

SMID Cap Growth Fund

Effective immediately, Steven M. Barry has replaced Daniel Zimmerman as co-portfolio manager of the SMID Cap Growth Fund.

As a result of the foregoing, the last sentence of the paragraph entitled “Fund Shares Owned by Portfolio Managers” under the section “General Information — Portfolio Managers — Goldman Sachs Asset Management, L.P. (“GSAM”),” is replaced with the following:

The portfolio managers of the SMID Cap Growth Fund did not beneficially own any shares of the Fund as of February 28, 2019.

Additionally, in the same section of the SAI, the “Other Accounts” chart is replaced in its entirety by the following:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Sally Pope Davis, CFA	5	$8,420	0	$0	14	[1]	$2,154
Robert Crystal, CFA	5	$8,420	0	$0	14	[1]	$2,154
Sean A Butkus, CFA	5	$8,420	0	$0	14	[1]	$2,154
Steven M. Barry[2]	19	$6,550	9	$4,276	35		$4,217
Jessica Katz[3]	3	$1,952	0	$0	0		$0
[1]	One Other Account with total assets of $329 million had performance-based advisory fees.
[2]	The information for Mr. Barry is provided as of December 31, 2018.
[3]	The information for Ms. Katz is provided as of December 31, 2018.

This supplement supersedes the supplements dated August 1, 2018 and February 11, 2019 with respect to the SMID Cap Growth Fund. The changes described above will have no effect on the SMID Cap Growth Fund’s investment objectives or principal investment strategies and are not expected to affect the SMID Cap Growth Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM 8581    03/19